UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2024

ZEO ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Little Rd, Suite 200A, New Port Richey, FL	34654
(Address of principal executive offices)	(Zip Code)

(727) 375-9375

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZEO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50, subject to adjustment	ZEOWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 20, 2024, Zeo Energy Corp. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Report”), in which the Company reported, among other events, the completion of a Business Combination (as defined in the Original Report). The Company subsequently amended the Original Report on March 25, 2024 to include its audited financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operation, and unaudited pro forma combined financial information for the fiscal year ended December 31, 2023 (the “Amendment No. 1”).

Subsequently, the Company filed Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) on August 19, 2024 to restate its audited financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operation and unaudited pro forma combined financial information for the fiscal year ended December 31, 2023.

During the preparation of the Company’s condensed consolidated interim financial statements for the quarter ended September 30, 2024, the Company’s management identified the following misstatements, to the Company’s financial statements:

●	For the years ended December 31, 2023 and 2022, cost of goods sold (exclusive of depreciation and amortization) included selling expenses related to commissions earned by the sales team and third party dealers related to obtaining sales orders and contracts. The Company has further determined that selling expenses should not be included in the cost of goods sold (exclusive of depreciation and amortization) but instead in sales and marketing expense as they do not relate to the direct delivery of the product or service but rather to the acquiring of the customer and sale of the product or service. This misstatement has no impact on total operating expenses, income from operations or net income. Additionally, this misstatement has no impact on the balance sheets, statements of members’ equity or statements of cash flows.

●	As of December 31, 2023, finance lease assets and liabilities were included in property, equipment and other fixed assets, net and in the current portion of long-term debt and long-term debt. The Company has further determined that the vehicles should be recorded as right-of-use finance lease assets and finance lease liabilities. Adjustments have been made to depreciation and amortization expense and interest expense on the statement of operations as well as adjustments to reflect the presentation of finance leases in the statement of cash flows.

●	As of December 31, 2023 and 2022, adjustments have been made to reflect the correct presentation of operating leases within the statement of cash flows. This has no impact on total operating cash flows.

●	For the years ended December 31, 2023 and 2022, due to the nature of the underlying costs, reclassifications of expenses have been made between cost of goods sold (exclusive of depreciation and amortization), sales and marketing and general and administrative. This misstatement has no impact on total operating expenses, income from operations or net income. Additionally, this misstatement has no impact on the balance sheets, statements of changes in members’ equity or statements of cash flows.

Therefore, on November 13, 2024, the audit committee of the board of directors of the Company, after discussion with the management of the Company, who consulted with the Company’s independent registered public accounting firm, Grant Thornton LLP, concluded that (i) the Company’s previously issued financial statements for the fiscal year ended December 31, 2023 and 2022 included in the Original Report as filed with the SEC on March 20, 2024 and as amended on March 25, 2024 and August 19, 2024 (the “8-K”), (ii) the Company’s unaudited condensed consolidated interim financial statements for the three months ended March 31, 2024 included in the Quarterly Report on Form 10-Q/A as filed with the SEC on August 19, 2024 (the “Q1 10-Q”), (iii) the Company’s unaudited condensed consolidated interim financial statements for the three and six months ended June 30, 2024 included in the Quarterly Report on Form 10-Q as filed with the SEC on August 19, 2024 (the “Q2 10-Q”, and together with the Q1 10-Q, the “10-Qs”) and (iv) the financial statements noted in items (i) through (iii) above included in the Company’s Registration Statement on Form S-1, as amended, which was declared effective by the SEC on October 1, 2024, should no longer be relied upon due to the misstatements described above.

As such, the Company is filing this Amendment No. 3 on Form 8-K/A (“Amendment No. 3”) to restate its audited financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operation and unaudited pro forma combined financial information for the fiscal years ended December 31, 2023 and 2022. The Company intends to correct the errors referenced above related to the quarterly periods ended March 31, 2024 and June 30, 2024 in amendments to its Form 10-Qs for the quarterly periods ended March 31, 2024 and June 30, 2024.

Further, the Company’s management has concluded that the errors arose due to its previously reported material weaknesses in the Company’s internal control over financial reporting relating to ineffective controls over period end financial disclosure and reporting processes, including, (i) not timely performing certain reconciliations and the completeness and accuracy of those reconciliations; (ii) lack of effectiveness of controls over accurate accounting and financial reporting and reviewing the underlying financial statement elements; and (iii) recording incorrect journal entries that did not have sufficient review and approval. The Company’s remediation plan with respect to such material weaknesses will be described in more detail in Item 4 of Part I to its amendments to the 10-Qs.

The only changes to Amendment No. 2 are those related to the matters described above. Except as described above, this Amendment does not amend, update or change any other item or disclosure in Amendment No. 2 and does not purport to reflect any information or event subsequent to the filing thereof. As such, this Amendment speaks only as of the date the Amendment No. 2 was filed, and we have not undertaken to amend, update or change any information contained in Amendment No. 2 to give effect to any subsequent event, other than as expressly indicated in this Amendment. Accordingly, this Amendment should be read in conjunction with the 8-K and any subsequent filing with the SEC.

The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Financial Information

The audited financial statements of Sunergy as of and for the years ended December 31, 2023 and 2022, as restated, are set forth in Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Sunergy and ESGEN as of and for the year ended December 31, 2023, as restated, is set forth in Exhibit 99.2 hereto and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the year ended December 31, 2023, as restated, is set forth in Exhibit 99.3 hereto and incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Sunergy as of and for the years ended December 31, 2023 and 2022, as restated are set forth in Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Sunergy and ESGEN as of and for the year ended December 31, 2023, as restated is set forth in Exhibit 99.2 hereto and incorporated herein by reference.

(c) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited Consolidated Financial Statements of Sunergy as of and for the years ended December 31, 2023 and 2022, as restated.
99.2	Unaudited Pro Forma Condensed Combined Financial Information, as restated.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations, as restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2025	Zeo Energy Corp.

	By:	/s/ Timothy Bridgewater
	Name:	Timothy Bridgewater
	Title:	Chief Executive Officer

By:	/s/ Cannon Holbrook
Name:	Cannon Holbrook
Title:	Chief Financial Officer

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